PROMISSORY NOTE


DATE OF ISSUE:   JUNE 30TH, 2004                     PRINCIPAL:  $500,000.

MATURITY DATE:   CLOSING DATE(AS DEFINED)            INTEREST:   10% PER ANNUM
                 OR JULY 31ST, 2004


1.   INDEBTEDNESS

The Borrower, Second Stage Ventures Inc., a corporation incorporated pursuant to the laws of the State of Nevada, for value received, hereby acknowledges itself indebted to Gary Scott, Businessman, of Munich, Germany, (the "Holder"), and the Borrower together with Kay S. Jessel, Businessman, of the City of Port Coquitlam in the Province of British Columbia (Guarantor1) and Thomas E. Barton Chown, Businessman, of the City of Toronto in the Province of Ontario (Guarantor2)
(hereinafter jointly and severally referred to as the "Guarantors") covenant with the Holder that they will, on or prior to the Maturity Date, pay to the Holder the Principal amount of $500,000. in lawful currency of the United States of America on presentment and surrender of this Note at the address specified for notice to the Borrowers in Section 6.8 herein together with interest on the said Principal at the rate of ten percent (10%), calculated half-yearly not in advance, both before and after, default or judgment.

2.   DEFINITIONS

In this Note, except as otherwise expressly provided or unless the context otherwise requires, the following words will have the following meanings unless otherwise indicated:

"NOTE" means this Promissory Note in the Principal amount of $500,000. dated the Date of Issue.

"CLOSING DATE" means the day upon which the Borrower acquires certain intellectual property rights known as the U-Strip technology from Encapsulation Systems Inc.

"BUSINESS DAY" means any day other than a Saturday, Sunday or statutory holiday in Las Vegas, Nevada.

"INTEREST" means the rate of ten percent (10%) calculated half-yearly not in advance on Principal and payable together with the Principal, Interest to accrete to the date of payment. For purposes of calculating, a 365 day year will be used.

"MATURITY DATE" means the earlier of the Closing Date or July 31st, 2004.

"PERSON" means an individual, Borrower, a partnership, a trustee or any unincorporated organization.

"PRINCIPAL" means that amount set out above.


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3.   INTERPRETATION

In this Note:

(a) the headings are for convenience only and are not intended as a guide to interpretation of this Note or any portion thereof,

(b) the word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope,

(c) all accounting terms not otherwise defined herein have the meanings assigned to them, and all calculations to be made hereunder are to be made, in accordance with generally accepted accounting principles applied on a consistent basis,

(d)  all  references  to  currency  mean  American  currency,

(e) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

(f)  a  reference  to  an  entity  includes  any  successor  to  that  entity,

(g) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa, and

(h) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent.

4.   PAYMENT  TERMS

The Principal and Interest due on this Note will be payable by the delivery of a check for such Principal and Interest to the Holder on the following terms and conditions:

(a) Interest will accrete and be payable together with Principal, and in the event Principal and Interest have not been paid prior to or on the Maturity Date, Interest at the Default Rate will be payable on overdue Interest and Principal.

(b) The Borrower and Guarantors may, at their option and without prior notice to the Holder, pay Principal and Interest accreted thereon to the date of payment on any Business Day at the address of the Holder or on such alternative basis as may be directed by the Holder, which Business Day is prior to the Maturity Date.

(c) The Borrower and Guarantors will, and hereby jointly and severally covenant to, pay to the Holder the Principal and Interest accreted thereon on the Maturity Date.


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(d)  The  completion  of a wire transfer of a sum equivalent to the total of the
     Principal and Interest accreted thereon (with immediately subsequent delivery by facsimile transmission to the Holder of confirmation particulars as to the wire transfer) shall satisfy and discharge the liability of the Borrowers on this Note to the extent of the sum represented thereby unless such wire transfer transmission is not paid at par on presentation at any branch of a chartered bank in the United States of America.

5.   DIRECT  OBLIGATIONS  OF  BORROWER

This Note is a direct obligation of the Borrower.

GENERAL

6.1 WAIVER BY HOLDER The Holder's failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Note shall not constitute a waiver, or affect or diminish any right of the Holder thereafter to demand strict compliance and performance herewith. Any suspension or waiver by the Holder of a default under this Note shall not suspend, waive or affect any other default under this Note, whether the same is prior or subsequent thereto and whether of the same or of a different type. No default under this Note shall be deemed to have been suspended or waived by the Holder, unless such suspension or waiver is by an instrument in writing signed by the Holder and directed to the Borrower and the Guarantors specifying such suspension or waiver.

6.2 TRANSFER This Note will only be transferable upon receipt by the Borrower of notice in writing from the Holder to be delivered to the Borrower as provided for in Section 6.8 hereinafter.

6.3 SEVERABILITY Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

6.4 PARTIES, ENTIRE NOTE This Note shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Borrower, the Guarantors and the Holder. This Note and any amendments hereto and supplements hereto are the complete statement of the agreement by and between the Borrower, the Guarantors and the Holder in connection with the payment of the monies secured hereby and supersede all prior negotiations, understandings and representations between them with respect to the subject matter of this Note.

6.5    WAIVER  BY  THE  BORROWERS     Except  as otherwise provided for in this
Note, the Borrower and the Guarantors waive presentment, demand and protest, notice of protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal.


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6.6    GOVERNING  LAW,  VENUE   This  Note shall be governed by and construed in
accordance with the laws of the State of Nevada as the same may from time to time be in effect and the Holder hereby submits and attorns to the jurisdiction of the courts of Nevada

6.7 COUNTERPARTS This Note may be executed in any number of counterparts by the Borrower and the Guarantors either by original or facsimile signature and each of such counterparts, when executed and delivered, shall be an original but such counterparts together shall constitute one and the same instrument.

6.8   NOTICE      Except as otherwise provided herein:
      (a)         All  notices,  requests,  demands,  directions  and  other communications provided for hereunder must be in writing and must be mailed, telecopied or delivered to the appropriate party at the address set forth below or, to any other address as may be designated by a party in a written notice sent to the other party in accordance with this Section; and
      (b)         Any  notice  shall be deemed to have been effectively given on the  earlier  of:
            (i) the date of delivery, if delivered during normal business hours of the Borrowers (and, if not, on the next following Business Day);
            (ii) the Business Day immediately following the day of sending, if sent by telecopier or other electronic communication (with receipt confirmed), or
            (iii) on the fifth (5th) business day after mailing in the United States of America.

                  If to the Holder, at:
                                          Gary Scott,
                                          Munich, Germany
                                          Telephone:  011 49 89 457 10790
                                          Telecopier; 011 49 89 963 065

                  If to the Borrower, at:
                                          Second Stage Ventures Inc.,
                                          c/o Gary Henrie, Attorney-at-Law,
                                          10616 Eagle Nest Street,
                                          Las Vegas, Nevada  89141

                                          Telephone:   (702) 616-3093
                                          Telecopier:  (702) 263-8102

                                          Kay S. Jessel
                                          (Gaurantor1)
                                          Port Coquitlam, B.C.,
                                          Canada

                                          Telephone:  (604) 552-6173
                                          Telecopier: (604) 552-6174

                                          Thomas E. Barton Chown
                                          (Guarantor2)
                                          79 Leuty Avenue,
                                          Toronto, Ontario,

                                          Telephone:  (416) 690-2400
                                          Telecopier: (416) 690-2409

6.9 WAIVERS OF USURY AND EXTENSION LAWS The Borrower and the Guarantors agree (to the extent it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Borrower and/or the Guarantors from paying all or a portion of the principal of or interest on the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or which may materially now or any time hereafter affect the covenants in the Note. The Borrowers expressly waive all benefit or advantage of any such laws. If a court of competent jurisdiction prescribes that the Borrowers may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with this Section, the obligation to pay interest on the Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Notes.

6.10     TIME OF THE ESSENCE       Time  is  of  the  essence  hereunder.



IN WITNESS WHEREOF the Borrowers have hereunto set their respective hands and seals this 30th day of June, 2004.



                                               SECOND STAGE VENTURES INC.


                                          PER:
                                               ---------------------------------
                                               ZENNIE MORRIS, PRESIDENT



                    ------------------------   ---------------------------------
                    WITNESS                    KAY S. JESSEL
                                               (GUARANTOR1)



                    ------------------------   ---------------------------------
                    WITNESS                    THOMAS E. BARTON CHOWN
                                               (GUARANTOR2)


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